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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                January 5, 2001
               Date of Report (Date of earliest event reported):

                        Centillium Communications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                      000-30649                       94-326350
    --------                      ---------                       ---------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

      47211 Lakeview Boulevard, Fremont, California                  94538
      ---------------------------------------------                ----------
         (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:  (510) 771-3700
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Item 2.   Acquisition or Disposition of Assets

          On January 5, 2001, we completed the acquisition of vEngines, Inc. ("vEngines") in accordance with the Amended and Restated Merger Agreement and Plan of Reorganization (the "Acquisition Agreement") dated as of October 5, 2000, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by this reference.

          In connection with the acquisition, we issued 813,915 shares of our common stock in exchange for all outstanding shares of vEngines preferred and common stock. In addition, we assumed all outstanding options to purchase shares of common stock of VEngines, which converted into 59,344 options to purchase shares of our common stock. The share issuances were exempt from registration pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended. A portion of the shares issued will be held in escrow pursuant to the terms of the Acquisition Agreement.

          The merger is structured as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and will be accounted for under the "purchase" method of accounting. We expect to record a one-time charge for purchased in-process research and development expenses related to the acquisition in the first fiscal quarter, ending March 31, 2001. The amount of the one-time charge has not yet been determined.

          The above description of the acquisition is a summary only. You should read the documents filed as exhibits to this report for a complete understanding of the acquisition.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired

               We will file any required financial statements by amendment to this report as soon as possible, but not later than sixty days after this report was required to be filed initially.

          (b)  Pro Forma Financial Information

               We will file any required financial statements by amendment to this report as soon as possible, but not later than sixty days after this report was required to be filed initially.

          (c)  Exhibits

              2.1 Agreement and Plan of Reorganization by and among Centillium Communications, Inc., Eugene Acquisition Corp., and VEngines, Inc. dated as of October 5, 2000, as amended December 19, 2000

              99.1  Press release dated January 8, 2001

          ____________________________
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CENTILLIUM COMMUNICATIONS, INC.

     Date:  January 19, 2001             By:  /s/ John Luhtala
                                              -----------------

                                              John Luhtala,
                                              Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

2.1 Amended and Restated Merger Agreement and Plan of Reorganization by and among Centillium Communications, Inc., Eugene Acquisition Corp., vEngines, Inc. and other parties signatory, dated as of October 5, 2000, as amended December 19, 2000

99.1          Press release dated January 8, 2001

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